TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectus and Statement of Additional Information

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The following changes to the Prospectus and Statement of Additional Information are effective at the close of business on October 31, 2013.

Effective November 1, 2013, Class B shares may not be purchased or acquired by any new or existing Class B shareholder, except by exchange from Class B shares of another fund or through dividend and/or capital gains reinvestment.

The following replaces the similar information in the Prospectus under the section entitled “How to Contact the Funds”:

The Following Information Applies to Class A, Class B, Class C, Class I and Class T Shares (Class B Shares are Closed Except for Exchanges and Dividend and Capital Gains Reinvestment; Class T Shares are Closed to New Investors).

All references to Class B shares in the Prospectus under the section entitled “Opening an Account” are hereby removed.

The following replaces the information in the Prospectus in the third paragraph and the bullets thereunder relating to Class B shares under the section entitled “Buying Shares”:

Existing Class B shareholders that established 403(b), SIMPLE IRA, automatic investment and/or payroll deduction accounts directly with Transamerica Funds before the Close Time can continue to make additional purchases of Class B shares of the Funds through October 31, 2013. Effective November 1, 2013, Class B shares will be hard closed to new and existing investors except in the following circumstances:

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Existing Class B Shareholders may continue to exchange their Class B shares for Class B shares of other funds, subject to the requirements described in the prospectus under “Shareholder Information – Exchanging Shares.”

•	Existing Class B Shareholders may continue to add to their accounts through dividend and capital gains reinvestments.

The following replaces the information in the Prospectus in the first paragraph relating to “Class B Shares - Back Load” under the section entitled “Choosing a Share Class”:

Class B shares are closed to new and existing shareholders, except as provided in the “Buying Shares” section above.

The following replaces and supersedes any contrary information contained in the Statement of Additional Information relating to Class B shares under the sections entitled “Distribution Plan,” “Dealer Reallowances” and “Further Information about the Trust and Fund Shares”:

As of November 1, 2013, Class B shares are no longer available to existing investors except for exchanges and dividend and capital gains reinvestment.

The following replaces the information in the Statement of Additional Information in the fourth paragraph and the bullets thereunder relating to Class B shares under the section entitled “Purchase of Shares”:

Existing Class B shareholders that established 403(b), SIMPLE IRA, automatic investment and/or payroll deduction accounts directly with Transamerica Funds before the Close Time can continue to make additional purchases of Class B shares of the Funds through October 31, 2013. Effective November 1, 2013, Class B shares will be hard closed to new and existing investors except in the following circumstances:

•	Existing Class B shareholders may continue to exchange their Class B shares for Class B shares of other funds, subject to the requirements described in the prospectus.

•	Existing Class B Shareholders may continue to add to their accounts through dividend and capital gains reinvestments.

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Investors Should Retain this Supplement for Future Reference

August 27, 2013